SCHWAB STRATEGIC TRUST

Schwab® Fixed-Income ETFs

Schwab Fundamental Index* ETFs

Schwab® U.S. REIT ETF

(each, a fund and collectively, the funds)

Supplement dated December 18, 2020 to the currently effective Statutory Prospectus and

Statement of Additional Information (SAI) for each fund.

This supplement provides new and additional information beyond that contained in the Statutory Prospectus and SAI and should be read in conjunction with the Statutory Prospectus and SAI.

All changes outlined below are effective December 18, 2020 (all references to “funds” includes the singular “fund” where appropriate).

1.	Statutory Prospectus

a.	Under the “Fund Fees and Expenses” section of each fund: The paragraph is deleted in its entirety and replaced with the following:

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

b.	Under the sub-section titled “Example” in the “Fund Fees and Expenses” section of each fund: The fourth sentence is deleted in its entirety.

c.	Under the “Purchase and Sale of Fund Shares” section of each fund: The first sentence of the first paragraph is deleted in its entirety and replaced with the following:

The Fund issues and redeems shares at its NAV only in large blocks of shares (Creation Units).

d.	Under the “Purchase and Sale of Fund Shares” section of each fund: The second paragraph is deleted in its entirety and replaced with the following:

Individual shares may only be purchased and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at market prices. Because fund shares trade at market prices rather than at NAV, fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the “bid-ask spread”). Recent information regarding the fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.schwabfunds.com.

e.

Under the sub-section titled “Creation and Redemption” in the “Purchase and Redemption of Creation Units” section: The second sentence of the first paragraph is deleted in its entirety and replaced with the following:

The funds issue and redeem shares only in Creation Units, which are large blocks of shares.

2.	SAI (For the Schwab Fundamental Index ETFs only)

a.	All references to “Appendix – Non-U.S. Market Holiday Schedules” are deleted in their entirety.

b.

Under the sub-section titled “Placement of Redemption Orders” in the “Purchase, Redemption and Pricing of Shares” section: The seventh paragraph is deleted in its entirety and replaced with the following:

The ability of the Trust to effect in-kind creations and redemptions is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. Non-U.S. market holiday schedules, coupled with standard settlement cycles, may require that a fund extend settlement longer than seven, but not greater than fifteen, calendar days. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays.

c.	Under the sub-section titled “Placement of Redemption Orders” in the “Purchase, Redemption and Pricing of Shares” section: The eighth paragraph is deleted in its entirety.

*	Schwab is a registered trademark of Charles Schwab & Co., Inc. Fundamental Index is a registered trademark of Research Affiliate LLC

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG113654-00 (12/20)

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